SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2002

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

700 Pilgrim Way

Green Bay, Wisconsin 54304

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 429-2211

Item 5.  Other Events.

On October 29, 2002, ShopKo Stores, Inc. (“ShopKo”) issued a press release announcing that Sam K. Duncan will be joining ShopKo as its chief executive officer and president on October 30, 2002.  The October 29, 2002 Press Release is attached hereto as an exhibit and is incorporated herein by reference, except for references to ShopKo’s website and the information contained therein.

Item 7.  Exhibits.

Exhibit No.

Description

99.1

Press Release dated October 29, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPKO STORES, INC.

Date:  October 29, 2002

/s/ Peter G. Vandenhouten__

Peter G. Vandenhouten

Corporate Counsel

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated October 29, 2002.